Fees Summary	Jul. 08, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 8,944,896.00
Previously Paid Amount	0.00
Total Fee Amount	1,235.29
Total Offset Amount	0.00
Net Fee	$ 1,235.29